Exhibit 99.1 Investor Relations: John Linker, +1.704.378.7007 or investors@jeldwen.com Media Relations: Chris Benware, +1.503.488.4402, JELD-WEN@cmdagency.com JELD-WEN ANNOUNCES RULINGS IN STEVES & SONS LITIGATION; NO FINAL JUDGMENT ON ANTITRUST CLAIMS Charlotte, N.C. – JELD-WEN Holding, Inc. (NYSE:JELD) (the “Company”) announced today that the United States District Court for the Eastern District of Virginia, Richmond Division (“District Court”), has recently issued a number of rulings in the Company’s ongoing antitrust and trade secrets litigation with Steves & Sons, Inc. (“Steves”). First, the District Court entered judgment against Steves in the amount of $1.2 million, in accordance with the previously announced jury verdict in JELD-WEN’s favor on its claims that Steves misappropriated JELD-WEN’s trade secrets. Second, the District Court granted JELD-WEN’s motion to vacate the jury verdict on Steves’ breach of contract claims related to the quality of the Company’s doorskins. This ruling eliminates $2.2 million of damages under the previously announced jury verdict on Steves’ breach of contract claims against JELD-WEN. Lastly, the District Court ruled yesterday that divestiture of the Company’s facility in Towanda, Pennsylvania, the primary asset acquired in JELD-WEN’s 2012 acquisition of CraftMaster, Inc. (“CMI”) and one of the Company’s four domestic doorskin manufacturing facilities, is an appropriate remedy in the antitrust litigation. A final judgment on the antitrust claims and the breach of contract claims has not yet been entered in the case, and the Company does not expect a final judgment until later this year. JELD-WEN intends to vigorously oppose entry of an adverse judgment and to appeal any judgment that may be entered awarding damages to the Steves. The Company expects that the next procedural step in the case will be a final determination of remedies, following which the Court will enter judgment. Under yesterday’s ruling, if divestiture of the Towanda facility is included in the final judgment, such a divestiture would not be required until some time after the appeal process is complete. The initial appeal process is expected to take approximately 9-18 months following entry of a final judgment. Should an appeal to the United States Supreme Court be necessary, the appeal process would be extended by an additional 6-18 months. “JELD-WEN firmly maintains that it has not violated any antitrust laws. We will use all of our available resources to continue to challenge the erroneous antitrust verdict,” stated Gary S. Michel, President and Chief Executive Officer. “While the ruling on the remedy of divestiture of our Towanda facility is disappointing, it will not alter our focus as we will continue to provide industry-leading products and services to our customers. Additionally, we will continue to support the growth and development of our dedicated employees at the Towanda facility.” JELD-WEN Holding, Inc. 2645 Silver Crescent Drive, Charlotte, NC 28273 USA www.jeld-wen.com

The Company continues to believe that any remedy requiring the Company to sell the Towanda facility is both unprecedented and fundamentally incorrect as a matter of law. No U.S. court has ever permitted divestiture as a remedy in private litigation for a merger that has already closed, such as JELD-WEN’s 2012 acquisition of CMI. The Antitrust Division of the Department of Justice (“DOJ”), the federal authority entrusted with enforcing antitrust laws in mergers and acquisitions, conducted two separate reviews of JELD-WEN’s acquisition of CMI – one at the time of the 2012 acquisition and another at Steves’ request in 2015. On both occasions, the CMI acquisition cleared DOJ review. JELD-WEN believes that both the jury verdict on Steves’ breach of contract and antitrust claims and yesterday’s rulings on those claims are incorrect due to multiple flawed rulings during the trial process. These rulings improperly limited the Company’s defenses in the trial by excluding key evidence and other relevant matters from the jury’s consideration. Evidence that the Company was prevented from presenting to the jury included the favorable results of the two previous DOJ antitrust enforcement reviews, the significant profitability growth and expansion of Steves’ own business since the 2012 acquisition, and other benefits to the market resulting from the combination of JELD-WEN and CMI. Finally, the Company maintains that a potential remedy of divestiture in this matter is contrary to established legal and equitable principles due to the significant passage of time since the acquisition, Steves’ own misconduct in misappropriating JELD-WEN’s trade secrets and the availability of monetary remedies. In the six years following the acquisition, the Company has made significant investments to integrate and upgrade the Towanda operation, a business that was in financial distress at the time of the acquisition. The Towanda facility, including its various product lines that now extend beyond doorskin products, is now fully integrated into JELD-WEN’s operations. Under JELD-WEN’s ownership, the Towanda facility has demonstrated improvements in service, quality and breadth of products offered to Steves and other customers. For the fiscal year ended 2017, the Towanda facility generated external revenues of approximately $120 million from Steves and other third-party customers related to doorskins and other building products. The majority of Towanda’s doorskin manufacturing capacity is used by the Company in its own door assembly operations. The Company continues to supply doorskins to Steves in the ordinary course of business pursuant to a long-term agreement that is currently set to terminate in September 2021. The Company is unable to predict the ultimate timing of, transaction terms, or proceeds from any divestiture of the Towanda facility. In the event that a divestiture is ultimately required, JELD-WEN expects the Towanda facility to be sold to an independent third-party buyer, in which case the Company expects to meet its internal requirements for doorskins currently supplied by the Towanda facility through other existing internal sources of supply and from a supply agreement with the new owner. About JELD-WEN JELD-WEN, founded in 1960, is one of the world’s largest door and window manufacturers, operating manufacturing facilities in 20 countries located primarily in North America, Europe and Australia. Headquartered in Charlotte, N.C., JELD-WEN designs, produces and distributes an extensive range of interior and exterior doors, wood, vinyl and aluminum JELD-WEN Holding, Inc. 2645 Silver Crescent Drive, Charlotte, NC 28273 USA www.jeld-wen.com windows and related products for use in the new construction and repair and remodeling of residential homes and non-residential buildings. JELD-WEN is a recognized leader in manufacturing energy-efficient products and has been an ENERGY STAR® Partner since 1998. Our products are marketed globally under the JELD-WEN® brand, along with several market-leading regional brands such as Swedoor® and DANA® in Europe and Corinthian®, Stegbar®, and Trend® in Australia. For more information visit www.jeld- wen.com. Forward-Looking Statements This press release contains certain “forward-looking statements” regarding the potential outcome and impact of litigation (including but not limited to the probability and impact of any divestiture resulting from the Steves litigation and the success of our appeals in that matter), and our expectations, beliefs, plans, objectives, prospects, assumptions, or other future events. Forward-looking statements are generally identified by our use of forward- looking terminology such as “anticipate”, “believe”, “continue”, “could”, “estimate”, “expect”, “intend”, “may”, “might”, “plan”, “potential”, “predict”, “seek”, or “should”, or the negative thereof or other variations thereon or comparable terminology. Where, in any forward- looking statement, we express an expectation or belief as to future results or events, such expectation or belief is based on the current plans, expectations, assumptions, estimates, and projections of our management. Although we believe that these statements are based on reasonable expectations, assumptions, estimates and projections, they are only predictions and involve known and unknown risks, many of which are beyond our control that could cause actual outcomes and results to be materially different from those indicated in such statements. Our actual results could differ materially from the results contemplated by these forward- looking statements due to a number of factors, including the factors discussed in our Annual Reports on Form 10-K, and our Quarterly Reports on Form 10-Q, both filed with the Securities and Exchange Commission. The forward-looking statements included in this release are made as of the date hereof, and except as required by law, we undertake no obligation to update, amend or clarify any forward-looking statements to reflect events, new information or circumstances occurring after the date of this release. JELD-WEN Holding, Inc. 2645 Silver Crescent Drive, Charlotte, NC 28273 USA www.jeld-wen.com